UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2024

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of this Current Report on Form 8-K (this “Form 8-K”), the information contained in Item 5.03 of this Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

As previously reported in a Current Report on Form 8-K filed by WiSA Technologies, Inc. (the “Company”) on March 16, 2024, at a special meeting of the Company’s stockholders held on March 15, 2024, the stockholders of the Company voted to approve an amendment to the Company’s certificate of incorporation, as amended (“Certificate of Incorporation”), to effect a reverse stock split of all outstanding shares of Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a ratio in the range of one-for-five to one-for-one hundred and fifty, to be determined in the sole discretion of the board of directors of the Company (the “Board”). On April 4, 2024, the Board approved a one-for-one hundred and fifty reverse stock split (the “Reverse Stock Split”) of its outstanding shares of Common Stock and authorized the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effect the Reverse Stock Split. On April 12, 2024, the Company filed the Certificate of Amendment to effect the Reverse Stock Split, effective as of 5:00 p.m. Eastern Time on April 12, 2024 (the “Effective Time”). The Common Stock is expected to begin trading on the Nasdaq Capital Market (“Nasdaq”) on a split-adjusted basis at the start of trading on April 15, 2024.

As a result of the Reverse Stock Split, every one hundred and fifty (150) shares of Common Stock issued and outstanding as of the Effective Time will be converted into one (1) share of Common Stock (the “New Common Stock”). The New Common Stock will have a new CUSIP number of 86633R 609. The Reverse Stock Split does not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth pursuant to the Certificate of Incorporation. No fractional shares of New Common Stock will be issued in connection with the Reverse Stock Split, all of which shares of New Common Stock shall be rounded up to the nearest whole number of such shares.

The Company’s outstanding securities, including equity awards will be adjusted as a result of the Reverse Stock Split, as required by the terms of such securities.

VStock Transfer, LLC, the Company transfer agent, will send instructions to stockholders, if any, of record, who hold stock certificates regarding the exchange of certificates for New Common Stock. Stockholders who hold their shares of Common Stock in book-entry form or in brokerage accounts or "street name" are not required to take any action to effect the exchange of their shares of Common Stock following the Reverse Stock Split.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "will," "expects," "anticipates," "aims," "potential" "future," "intends," "plans," "believes," "estimates," "continue," "likely to," and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements, including statements herein on the Effective Time and the date that trading of the Common Stock will begin on a split-adjusted basis, are not historical facts and are based on current expectations, estimates and projections about the Company’s business which, in part, is based on assumptions made by its management. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain the listing of its securities on Nasdaq, and those other risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 8.01. Other Information.

On April 10, 2024, the Company issued a press release with respect to the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of WiSA Technologies, Inc., filed with the Secretary of State of the State of Delaware on April 12, 2024
99.1	Press Release dated April 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2024	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Brett Moyer
Chief Executive Officer